Supplement dated September 14, 2012

to the Class J Shares Government and High Quality Bond Fund Prospectus

for Principal Funds, Inc.

dated July 17, 2012

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

PURCHASE OF FUND SHARES

On page 16, delete the second and third paragraphs under the heading, “The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.” Those paragraphs begin “If you are Making…” and “However, if you have selected….”